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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  June 17, 2002


                         CSG SYSTEMS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-27512                 47-0783182
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(State or other jurisdiction      (Commission      (IRS Employer Identification
 of incorporation)                File Number)                Number)

  7887 East Belleview Avenue, Suite 1000, Englewood, CO 80111
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(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (303) 796-2850
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Item 4.  Changes in Registrant's Certifying Accountant.
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     Effective June 17, 2002, upon the recommendation of its Audit Committee, the Board of Directors of the registrant (i) rescinded its previous selection of Arthur Andersen LLP to examine the financial statements of and to serve as the independent accountants for the registrant and its subsidiaries for 2002 and
(ii) selected KPMG LLP to audit the financial statements of the registrant and its subsidiaries for 2002.

     Arthur Andersen LLP audited the registrant's financial statements for 2000 and 2001. The reports of Arthur Andersen LLP on such financial statements did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the registrant's two most recent fiscal years (2000 and 2001) and the subsequent interim period through June 17, 2002, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure; and during such periods there was no reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

     During the registrant's two most recent fiscal years (2000 and 2001) and the subsequent interim period through June 17, 2002, the registrant did not consult KPMG LLP regarding any of the matters referred to in Item 304(a)(2) of Regulation S-K.

     The letter required by Item 304(a)(3) of Regulation S-K accompanies this Form 8-K as Exhibit 16.1.



Item 7.  Financial Statements and Exhibits.
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     (c)  Exhibit

          16.1 Letter from Arthur Andersen LLP dated June 19, 2002.

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                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  June 19, 2002

                                CSG SYSTEMS INTERNATIONAL INC.

                                By:  /s/ Randy R. Wiese
                                     ----------------------------
                                     Randy R. Wiese
                                     Vice President and Controller
                                     (Principal Accounting Officer)

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                        CSG Systems International, Inc.

                                    Form 8-K

                                 Exhibit Index



 16.1     Letter from Arthur Andersen LLP dated June 19, 2002.

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